Effective April 30, 2015, the name of the fund will change to MFS® Corporate Bond Portfolio.

Effective April 30, 2015, the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in corporate debt instruments. MFS may also invest the fund's assets in U.S. Government securities.

MFS invests the majority of the fund’s assets in investment grade debt instruments, but may also invest in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest the fund’s assets in foreign securities.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS may also consider top-down factors.

Effective April 30, 2015, "Inflation-Adjusted Debt Instruments Risk" and "Municipal Risk" are deleted from  the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information."

Effective April 30, 2015, the sub-section entitled "Principal Investment Strategies" beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Principal Investment Strategies
MFS normally invests at least 80% of the fund’s net assets in corporate debt instruments. MFS may also invest the fund's assets in U.S. Government securities.

MFS invests the majority of the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest the fund’s assets in foreign securities.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered. In structuring the fund, MFS may also consider top-down factors, including sector allocations, yield curve positioning, macroeconomic factors and risk management factors.

Effective April 30, 2015, the sub-sections "Foreign Government Securities," "Inflation-Adjusted Debt Instruments," and "Municipal Instruments" are deleted from the sub-section entitled "Principal Investment Types" under the main heading "Investment Objective, Strategies, and Risks."

Effective April 30, 2015, "Inflation-Adjusted Debt Instruments Risk" and "Municipal Risk" are deleted from  the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks"

1012844                                                                                                                                                              1                                                                                                                                           BDS-MULTI -SUP-022015